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Exhibit 99.1

Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002

        I, Hal M. Krisbergh, the Chief Executive officer of WorldGate Communications, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of WorldGate Communications, Inc., for the quarterly period ended September 30, 2002 (the "September 30, 2002 Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o[d]) and information contained in the September 30, 2002 Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of WorldGate Communications, Inc.

Dated: 11/14/02	/s/ HAL M. KRISBERGH Hal M. Krisbergh

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Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002